Exhibit 10.5

Supplemental Agreement No. 36

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 36, entered into this 30th day of April 2014, (SA-36) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc., a Delaware corporation with offices in Fort Worth, Texas (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented relating to Boeing Model 777 aircraft (Purchase Agreement) (and capitalized terms used herein without definition shall have the meanings specified therefore in such Purchase Agreement); and

WHEREAS, Boeing and Customer desire to [*CTR] the delivery of the 777-323ER Aircraft scheduled for delivery in [*CTR] 2016 to [*CTR] 2016; and

WHEREAS, Boeing and Customer desire to revise the MADP right for [*CTR] ([*CTR]) 777-323ER Aircraft and the QADP rights of [*CTR] ([*CTR]) 777-323ER Aircraft scheduled for delivery in [*CTR] to [*CTR], [*CTR], [*CTR], and [*CTR].

NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

l. Table of Contents:

The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents,” attached hereto and identified with an “SA-36” legend is substituted in lieu thereof to reflect the changes made by this SA-36.

2. Table l-8

Table 1-8 entitled “777-323ER Aircraft Delivery, Description, Price and Advance Payments” is deleted in its entirety and a revised Table 1-8 to revise the [*CTR] 2016 delivery to [*CTR] 2016, attached hereto and identified with an “SA-36” legend is substituted in lieu thereof to reflect the changes made by this SA-36.

PA No. 1980	Page 1	SA 36

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Letter Agreement No. 6-1162-AKP-110R3:

Attachment B entitled “Information Regarding MADP Rights to Letter Agreement No. 6-1162-AKP-110R3” is deleted in its entirety and a revised Attachment B (Revised Attachment B) is substituted which revises the [*CTR] MADP Delivery to [*CTR].

4. Revision of Attachment C to Letter Agreement No. 6-1162-AKP-110R3:

Attachment C entitled “Information Regarding QADP Rights to Letter Agreement No. 6-1162-AKP-110R3” is deleted in its entirety and a revised Attachment C (Revised Attachment C) is substituted which revises the [*CTR] ([*CTR]) [*CTR] QADP Delivery Aircraft to deliveries in [*CTR] ([*CTR]) [*CTR], [*CTR], [*CTR], [*CTR], and [*CTR].

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ THE BOEING COMPANY	By:	/s/ AMERICAN AIRLINES, INC.
Name: Its:	Attorney-In-Fact	Name: Its:	Vice President – Fleet Planning

PA No. 1980	Signature Page	SA 36

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA-20

2.	Delivery Schedule	1, SA-20

3.	Price	1, SA-20

4.	Payment	2, SA-20

5.	Miscellaneous	2, SA-20

TABLE		SA NUMBER

~~1.~~	~~777 200ER Aircraft Delivery, Description, Price and Advance Payments (~~[*CTR] ~~Deliveries) Jul.~~ [*CTR] ~~Airframe Base Year Jul.~~ [*CTR] ~~Engine Base Year~~	~~Original Purchase Agreement, SA-3, SA-17, SA-18, SA-26 & SA-31~~

	Terminated	SA-35

1-1.	777-200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA- l

1-2.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-2 & SA-6

1-3.	777-200IGW Aircraft Information Table: 2000-200 I Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA-4, SA-5, SA- 6, SA-7 & SA-9

1-4.	777-200IGW Aircraft Information Table: 2000-200 I Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA-5, SA-6 & SA-9

1 -5.	777-223IGW Aircraft Information Table: 2001-2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA-10, SA-11 , SA-12 & SA-1 5

l -6.	777-200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA-13

l -7.	777-323ER Aircraft Delivery, Description, Price and Advance Payments (November 2012—July 2013 Deliveries) Jul. [*CTR] Airframe Base Year	SA-25, SA-26, SA-28, SA-31

1 -8.	777-323ER Aircraft Delivery, Description, Price and Advance Payments (December [*CTR] and [*CTR] Deliveries) Jul. [*CTR] Airframe Base Year	SA-36

PA No. 1980	Table of Contents Page i	SA 36

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

TABLE		SA NUMBER
2.	777-223IGW Aircraft Information Table: 2009-2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA-15 & SA-1 6

3.	777-2231GW Aircraft Information Table: 2006-2010 Deliveries Jul. 1995 Airframe Base Year [*CTR] Jul. 2001 Engine Base Year	SA-15 & SA-16

EXHIBIT		SA NUMBER
A.	Aircraft Configuration

Al.	Aircraft Configuration - 777-323ER WITHDRAWN	SA-31

A2.	Aircraft Configuration - 777-323ER	SA-28

B.	Aircraft Delivery Requirements and Responsibilities	SA-20

c.	Defined Terms	SA-20

SUPPLEMENTAL EXHIBITS		SA NUMBER
AEI.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20

BFEl .	BFE Variables

BFEl-2.	BFE Variables- 777-323ER	SA-25, SA-26,
SA-28

CSI.	Customer Support Variables

CS l -2	Customer Support Variables - 777-323ER	SA-20

SLP l	Service Life Policy Components

EE l-BR I.	Engine Escalation and Engine Warranty	SA-15

EE l-2.	Engine Escalation, Engine Warranty and Patent Indemnity - 777-323ER	SA-20

LETTER AGREEMENTS		PA or SA NUMBER
6-11 62-AKP-070	Miscellaneous Commitments for Model737, 757, 767 and 777 Aircraft
~~6-11 62-AKP-071R1~~	~~Purchase Obligations~~
	Terminated Per AAL-PA-1977-LA-1105595	PA3219
~~6-11 62-AKP-072R3~~	[*CTR]
	Terminated Per AAL-PA-1977-LA-1105595	PA3219
6-11 62-AKP-073R1	Accident Claims and Litigation

P.A. No. 1980	Table of Contents Page ii	SA 36

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

PA or SA
LETTER AGREEMENTS		NUMBER

6-1162-AKP-109R3	Business Considerations	SA-20

6-1 I 62-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20

Attachment A	Description and Price for Eligible Models	SA-20

Attachment B	Information Regarding MADP Rights	SA-36

Attachment C	Information Regarding QADP Rights	SA-36

Attachment D	Forms of Purchase Agreement Supplement	SA-20

Attachment E	Letter Agreements	SA-20

Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20

6-1162-AKP-111	Aircraft Performance Guarantees

AAL-PA-I980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20

AAL-PA-I980-LA-04205R4	Aircraft Performance Guarantees - 777-323ER	SA-28

6-1162-AKP-112	Spares Matters

6-1162-AKP-113	Model 777 Miscellaneous Commitments

6-l162-AKP-114RI	Installation of Cabin Systems Equipment	SA-22

AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment - 777-323ER	SA-20

6-1162-AKP-115	Component and System Reliability Commitments

6-l162-AKP-116	Price Adjustment on Rolls-Royce Engines

6-1162-AKP-117	Delivery Schedule

6-1162-AKP- 118R2	Confidentiality	SA-20

6-1162-AKP-204	Multiple Operating Weight Program Model 777-200JGW Aircraft	SA-6

AAL-PA-1 980-LA-1003536R1	Multiple Operating Weight Program, Model 777-323ER Aircraft	SA-21

AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20

AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23

AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25

AAL PA 1980-LA-1207588	[*CTR] for Undelivered Aircraft	SA-30

AAL-PA-1980-LA-1208920	Delivery Flexibility for [*CTR] Purchase Rights	SA-30

AAL-LA-1106678	Assignment Matters	SA-33

PA No. 1980	Table of Contents Page iii	SA 36

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1-8 to

Purchase Agreement No. PA-01980

777-323ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-300ER	775000 pounds	Detail Specification:	[*CTR]

Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:		[*CTR]	[*CTR]

Airframe Price:		[*CTR]	Engine Price Base Year/Escalation Formula:		[*CTR]	*CTR]

Optional Features:		[*CTR]

Sub-Total of Airframe and Features:		[*CTR]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*CTR]	Base Year Index (ECI): Base			[*CTR]

Aircraft Basic Price (Excluding BFE’/SPE):		[*CTR]	Year Index (CPI):			[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR]

Seller Purchased Equipment (SPE) Estimate:		[*CTR]

[*CTR]

Deposit per Aircraft:

		Escalation				Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery}:
Delivery Date	Number of Aircraft	Factor (Airframe)		Manufacturer Serial Number	Exercised Via	Adv Payment Base Price Per A/P		[*CTR] [*CTR]			[*CTR] [*CTR]			[*CTR] [*CTR]		Total [*CTR]
[*CTR]-2013	1	[*CTR	]	31550	SA-28	[*CTR	]	[*CTR	]		[*CTR	]		[*CTR	]	[*CTR	]
[*CTR]-2014	1	[*CTR	]	33541	SA-31	[*CTR	]	[*CTR	]	*	[*CTR	]	**	[*CTR	]	[*CTR	]
[*CTR]-2014	1	[*CTR	]	31553	SA-31	[*CTR	]	[*CTR	]		[*CTR	]		[*CTR	]	[*CTR	]
[*CTR]-2014	1	[*CTR	]	33127	SA-31	[*CTR	]	[*CTR	]		[*CTR	]		[*CTR	]	[*CTR	]
[*CTR]-2014	1	[*CTR	]	31554	SA-32	[*CTR	]	[*CTR	]		[*CTR	]		[*CTR	]	[*CTR	]
[*CTR]-2014	1	[*CTR	]	33523	SA-35	[*CTR	]	[*CTR	]	***	[*CTR	]		[*CTR	]	[*CTR	]
[*CTR]-2014	1	[*CTR	]	31549	SA-34	[*CTR	]	[*CTR	]		[*CTR	]		[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR	]	33524	SA-35	[*CTR	]	[*CTR	]	***	[*CTR	]		[*CTR	]	[*CTR	]
[*CTR]-2015	1	[*CTR	]	31480	SA-35	[*CTR	]	[*CTR	]	***	[*CTR	]		[*CTR	]	[*CTR	]
[*CTR]-2016	1	[*CTR	]	32439	SA-35	[*CTR	]	[*CTR	]	***	[*CTR	]		[*CTR	]	[*CTR	]
[*CTR]-2016	1	[*CTR	]	33538	SA-36	[*CTR	]	[*CTR	]	#	[*CTR	]		[*CTR	]	[*CTR	]
	11

*	-Amount on hand for this Aircraft prior to SA-31
**	- Amount adjusted for amount on hand prior to SA-31
***	- Amount includes deposit on hand prior to SA-35
#	- Amount includes deposit on hand prior to SA-36

AAL-PA-01980 SA-36, [*CTR] 62891; for [*CTR] Delivery- APR [*CTR]	Table 1-8, Page 1 of 1 SA-36

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding MADP Rights

MSN	Exercise Date	Delivery Month/Year
41665	[*CTR]	[*CTR]
31546	[*CTR]	[*CTR]
31547	[*CTR]	[*CTR]
33125	[*CTR]	[*CTR]
41666	[*CTR]	[*CTR]
67680	[*CTR]	[*CTR]
~~71939~~	[*CTR]	[*CTR]
~~71940~~	[*CTR]	[*CTR]
~~101794~~	[*CTR]	[*CTR]
~~71942~~	[*CTR]	[*CTR]
67655	[*CTR]	[*CTR]

PA No. 1980	SA-36	Page 1 of 1

Attachment B to Letter Agreement 6-1162-AKP-110R3

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding QADP Rights

MSN or Item Number	Exercise Date	Delivery Quarter
~~101789~~	~~9/30/10~~	[*CTR]
31543	SA-20	[*CTR]
~~101790~~	~~3/31/11~~	[*CTR]	SA-21
41668	SA-23	[*CTR]
31548	SA-25	[*CTR]
~~41669~~	[*CTR]	[*CTR]	SA-27
~~68870~~	[*CTR]	[*CTR]	SA-21
31553	SA-31	[*CTR]	SA-31
33127	SA-31	[*CTR]	SA-31
68872	SA-32	[*CTR]	SA-32
68870	SA-34	[*CTR]	SA-34
~~101801~~	[*CTR]	[*CTR]
~~101790~~	[*CTR]	[*CTR]	SA-29
181030	[*CTR]	[*CTR]	SA-36
181031	[*CTR]	[*CTR]	SA-36
101798	[*CTR]	[*CTR]	SA-36
181032	[*CTR]	[*CTR]	SA-36
68864	[*CTR]	[*CTR]	SA-36
71938	[*CTR]	[*CTR]	SA-36

PA No. 1980	SA-36	Page 1 of 1

Attachment C to Letter Agreement 6-1162-AKP-110R3

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]